UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 26, 2016

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2016, RTI Surgical, Inc. (the “Company”) held its 2016 Annual Meeting. On May 31, 2016, First Coast Results, Inc. (“First Coast”), the independent inspector of elections, delivered its final report on the voting results at the 2016 Annual Meeting.

The number of shares of common stock entitled to vote at the 2016 Annual Meeting was 71,013,560. Based on First Coast’s final report, the number of shares of common stock present or represented by valid proxy was 59,903,826. At the 2016 Annual Meeting, the Company’s stockholders voted on the following items:

1. Election of Directors — Stockholders voted on seven directors to serve on the Company’s board of directors and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

The number of votes cast, as reported by First Coast in its final report, for each of the eleven nominees was as set forth below:

Name	Number of Votes For	Number of Votes Withheld
Peter F. Gearen, M.D.	43,627,376	1,438,896
Brian K. Hutchison	38,384,987	6,681,285
Thomas A. McEachin	58,366,225	1,537,601
Jonathon M. Singer	58,373,502	1,530,324
Paul G. Thomas	42,874,521	2,191,751
Nicholas J. Valeriani	43,675,102	1,391,170
Shirley A. Weis	58,410,839	203,686
Jeffrey D. Goldberg	9,860,873	4,976,681
Darren P. Lehrich	6,641,196	8,196,358
Mark D. Stolper	14,571,333	266,221
Frank R. Williams, Jr.	9,919,373	4,918,181

As a result, the following seven individuals were elected, each to serve on the Company’s board of directors and hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified: Peter F. Gearen, M.D., Brian K. Hutchison, Thomas A. McEachin, Jonathon M. Singer, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis.

2. Advisory Vote on Executive Compensation Program (the “Say on Pay Vote”) — Based on First Coast’s final report, stockholders approved (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the proxy statement. As reported by First Coast in its final report, the vote totals for the Say on Pay Vote were 53,529,263 shares for, 6,253,445 shares against, and 121,118 share abstentions.

3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm — Based on First Coast’s final report, stockholders approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending

December 31, 2016 as disclosed in the proxy statement. As reported by First Coast in its final report, the vote totals for the approval of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 were 59,351,274 shares for, 122,496 shares against, and 433,055 share abstentions.

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof on these proposals. The final report of the inspector of election indicated that there were no broker non-votes on any of these proposals.

Item 8.01.	Other Events.

On May 26, 2016, the Company issued a press release announcing the preliminary results of the 2016 Annual Meeting. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company dated May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: June 1, 2016	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

RTI Surgical, Inc.

Form 8-K Current Report

Exhibit Number	Description of Document

99.1	Press Release issued by the Company dated May 26, 2016.